LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT

Notes payable at December 31, 2012 and 2011 consisted of the following:

	As of December 31,
	2012	2011
	(in thousands)
Senior Notes Payable due May 15, 2020, interest rate of 9.75%, net of unamortized discount of $2.8 million	$597,212	$—
Various equipment and real estate notes payable with maturity dates February 2015 - November 2017, interest rates of 4.25% - 5.70%	18,548	17,389
Eureka Hunter Pipeline, LLC second lien term loan due August 16, 2018, interest rate of 12.5%	50,000	31,000
Second lien term loan due October 13, 2016, interest rate of 8% (1)	—	100,000
Senior revolving credit facility due April 13, 2016, interest rate of 3.56% at December 31, 2012	225,000	142,000
	$890,760	$290,389
Less: current portion	(3,991)	(4,565)
Total long-term debt	$886,769	$285,824
(1)  The Company’s second lien term loan was paid in full in May 2012 in connection with the issuance of the Company’s Senior Notes.

The following table presents the approximate annual maturities of debt, gross of unamortized discount:

(in thousands)
2013	$3,991
2014	4,368
2015	6,412
2016	227,628
2017	1,149
Thereafter	650,000
$893,548

Senior Notes Payable

On May 16, 2012, the Company completed the issuance of $450.0 million aggregate principal amount of its 9.75% Senior Notes which mature on May 15, 2020 for total proceeds of $431.2 million net of issuing costs of $12.8 million, resulting in a discount of $6.0 million.  The Senior Notes are unsecured and are guaranteed, jointly and severally, on a senior unsecured basis by certain of the Company’s domestic subsidiaries. The indenture governing the Senior Notes permits a guarantor of the Senior Notes to be released from its guarantee under certain circumstances, including in connection with a sale or other disposition of all or substantially all of the assets of the guarantor, a sale of other disposition of the capital stock of the guarantor to a third party, or upon the liquidation or dissolution of the guarantor.

Interest on the Senior Notes is paid semi-annually in arrears on May 15 and November 15 of each year, with the first interest payment made on November 15, 2012.

The Company used the net proceeds of this offering, together with other sources of liquidity, (i) to finance a portion of the $312.0 million acquisition of oil properties in the Williston Basin from Baytex Energy USA, Ltd., which closed on May 22, 2012, (ii) to pay off all amounts outstanding under the Company’s second lien term loan, (iii) to repay outstanding debt under the Company’s senior revolving credit facility, (iv) to increase the Company’s 2012 upstream capital budget from $150.0 million to $325.0 million (92% of capital budget focused on Williston Basin and Eagle Ford Shale) and (v) for general corporate purposes.

On December 13, 2012, the Company completed the issuance of an additional $150.0 million aggregate principal amount of its 9.75% Senior Notes for total proceeds of $149.9 million net of issuing costs of $3.1 million, resulting in a premium of $3.0 million.  The Company used the net proceeds of this offering to pay down the outstanding debt under the Company’s senior revolving credit facility and for general corporate purposes.

The Senior Notes were issued pursuant to an indenture entered into on May 16, 2012 as supplemented, among the Company, the subsidiary guarantors party thereto, Wilmington Trust, National Association, as the trustee, and Citibank, N.A., as the paying agent, registrar and authenticating agent.  The terms of the Senior Notes are governed by the indenture, which contains affirmative and restrictive covenants that, among other things, limit the Company’s and the guarantors’ ability to incur or guarantee additional indebtedness or issue certain preferred stock; pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness or make certain other restricted payments; transfer or sell assets; make loans and other investments; create or permit to exist certain liens; enter into agreements that restrict dividends or other payments from restricted subsidiaries to the Company; consolidate, merge or transfer all or substantially all of their assets; engage in transactions with affiliates; and create unrestricted subsidiaries.

The indenture also contains customary events of default.  Upon the occurrence of events of default arising from certain events of bankruptcy or insolvency, the Senior Notes shall become due and payable immediately without any declaration or other act of the trustee or the holders of the Senior Notes.  Upon the occurrence of certain other events of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

The Senior Notes are redeemable by the Company at any time on or after May 15, 2016, at the redemption price of 104.875%, after May 15, 2017, at the redemption price of 102.438%, and after May 15, 2018, at the redemption price of 100.00%. The Senior Notes are redeemable by the Company prior to May 15, 2016 at the redemption price equal to 100.00% of the principle amount of the notes redeemed, plus a “make-whole” premium of the greater of:

(1)1.0% of the principal amount of the note; and
(2)The excess of:

(a)
The present value at such redemption date of (i) the redemption price of the note at May 15, 2016 plus (ii) all required interest payments due on the note through May 15, 2016 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the treasury rate as of such redemption date plus 50 basis points discounted to such redemption date on a semi-annual basis, over

(b)	The principal amount of the note.

The Company is also entitled to redeem up to 35% of the aggregate principal amount of the Senior Notes before May 15, 2015 with net proceeds that the Company raises in certain equity offerings at a redemption price of 109.750%, so long as at least 65% of the aggregate principal amount of the Senior Notes issued under the indenture (excluding Senior Notes held by the Company) remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering.  If the Company experiences certain change of control events, each holder of Senior Notes may require the Company to repurchase all or a portion of the Senior Notes for cash at a price equal to 101% of the aggregate principal amount of such Senior Notes, plus any accrued and unpaid interest up to, but not including the date of repurchase.

Eureka Hunter Pipeline Credit Facilities

On August 16, 2011, Eureka Hunter Pipeline, LLC (“Eureka Hunter Pipeline ”), a majority-owned subsidiary of the Company, entered into (i) a First Lien Credit Agreement (the “First Lien Agreement”) by and among Eureka Hunter Pipeline, the lenders party thereto and SunTrust Bank, as administrative agent, and (ii) a Second Lien Term Loan Agreement (the “Second Lien Agreement”), by and among Eureka Hunter Pipeline, the lenders party thereto and U.S. Bank National Association, as collateral agent (the First Lien Agreement and the Second Lien Agreement being collectively referred to as the “Eureka Credit Agreements”).

The First Lien Agreement provides for a revolving credit facility (the “Revolver”) in an aggregate principal amount of up to $100 million (with an initial committed amount of $25 million), secured by a first lien on substantially all of the assets of Eureka Hunter Pipeline. The Second Lien Agreement provides for a $50 million term loan facility (the “Term Loan”), secured by a second lien on substantially all of the assets of Eureka Hunter Pipeline. The entire $50 million Term Loan had previously been drawn.  As of May 1, 2013, the revolving credit facility is not available due to the Company's failure to meet certain debt covenants included in the agreement. The Revolver has a maturity date of August 16, 2016, and the Term Loan has a maturity date of August 16, 2018. Both the Revolver and the Term Loan are non-recourse to Magnum Hunter Resources Corporation. See "Effect of Late SEC Filings on Liquidity and Capital Resources."

The terms of the First Lien Agreement provide that the Revolver may be used for (i) revolving loans, (ii) swingline loans in an aggregate amount of up to $5 million at any one time outstanding, or (iii) letters of credit in an aggregate amount of up to $5 million at any one time outstanding. The Revolver provides for a commitment fee of 0.5% per annum based on the unused portion of the commitment under the Revolver.

Borrowings under the Revolver will, at Eureka Hunter Pipeline’s election, bear interest at:

•
a base rate equal to the highest of (i) the prime lending rate announced from time to time by the Administrative Agent, (ii) the then-effective Federal Funds Rate plus 0.5% per annum, or (iii) the Adjusted LIBOR (as defined in the First Lien Agreement) for a one-month interest period on such day plus 1.0% per annum, plus an applicable margin ranging from 1.25% to 2.25%; or

•	the Adjusted LIBOR, plus an applicable margin ranging from 2.25% to 3.5%.

Borrowings under the Term Loan will bear interest at (a) prior to June 29, 2012, (i) 9.750% per annum in cash, plus (ii) 2.75% (increasing to 3.75% on and at all times when Eureka Hunter Pipeline and its subsidiaries incur indebtedness (other than the Term Loan) in excess of $1 million) which additional 2.75% (or 3.75%) interest amount may be paid, at the sole option of Eureka Hunter Pipeline, in cash or in shares of restricted common stock of the Company and (b) on or after June 29, 2012, 12.50% per annum in cash (increasing to 13.50% on and at all times when Eureka Hunter Pipeline and its subsidiaries incur indebtedness (other than the Term Loan) in excess of $1 million).
If an event of default occurs under either the Revolver or the Term Loan, the lenders may increase the interest rate then in effect by an additional 2.0% per annum for the period that the default exists under the Revolver or the Term Loan.

The Eureka Credit Agreements contain negative covenants that, among other things, restrict the ability of Eureka Hunter Pipeline to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) dispose of all or substantially all of its assets or enter into mergers, consolidations, or similar transactions; (4) change the nature of its business; (5) make investments, loans, or advances or guarantee obligations; (6) pay cash dividends or make certain other payments; (7) enter into transactions with affiliates; (8) enter into sale and leaseback transactions; (9) enter into hedging transactions; (10) amend its organizational documents or material agreements; or (11) make certain undisclosed capital expenditures.

The Eureka Credit Agreements also require Eureka Hunter Pipeline to satisfy certain financial covenants, including maintaining:

•	a consolidated total debt to capitalization ratio of not more than 60%;

•	a consolidated EBITDA to consolidated interest expense ratio ranging from:
(i) for the Term Loan, not less than (A) 0.85 to 1.00 for the fiscal quarter ended December 31, 2012 (unless Eureka Hunter Pipeline has borrowed under the Revolver before December 31, 2012, in which case, 1.00 to 1.00), (B) 1.25 to 1.00, for the fiscal quarter ended March 31, 2013, (C) 1.50 to 1.00, for the fiscal quarter ending June 30, 2013, (D) 1.75 to 1.00, for the fiscal quarter ending September 30, 2013, (E) 2.25 to 1.00, for the fiscal quarters ending December 31, 2013 and March 31, 2014, (E) 2.50 to 1.00, for the fiscal quarters ending June 30, 2014 and September 30, 2014, and (F) 2.75 to 1.0 for the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter, and
(ii) in the event any portion of the Revolver has been drawn, for the Revolver, not less (A) 1.25 to 1.00 for the fiscal quarter ending December 31, 2012, (B) 1.50 to 1.00, for the fiscal quarter ended March 31, 2013, (C) 1.75 to 1.00, for the fiscal quarter ending June 30, 2013, (D) 2.00 to 1.00, for the fiscal quarter ending September 30, 2013, (E) 2.50 to 1.00, for the fiscal quarters ending December 31, 2013 and March 31, 2014, (E) 2.75 to 1.00, for the fiscal quarters ending June 30, 2014 and September 30, 2014, and (F) 3.00 to 1.0 for the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter;

•	a consolidated total debt to consolidated EBITDA ratio ranging from:
(i) for the Term Loan, not greater than (A) 8.50 to 1.0 for the fiscal quarter ended December 31, 2012 (unless Eureka Hunter Pipeline has borrowed under the Revolver before December 31, 2012, in which case, 6.50 to 1.00), (B) 6.00 to 1.0 for the fiscal quarters ended March 31, 2013 and June 30, 2013, (C) 5.00 to 1.0 for the fiscal quarter ending September 30, 2013, (D) 4.50 to 1.0 for the fiscal quarters ending December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014, and (E) 4.25 to 1.0 for the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter, and
(ii) in the event any portion of the Revolver has been drawn, for the Revolver, not greater than (A) 6.25 to 1.0 for the fiscal quarter ended December 31, 2012, (B) 5.75 to 1.0 for the fiscal quarters ended March 31, 2013 and June 30, 2013, (C) 4.75 to 1.0 for the fiscal quarter ending September 30, 2013, (D) 4.50 to 1.0 for the fiscal quarters ending December 31, 2013 and March 31, 2014, and (E) 4.00 to 1.0 for the fiscal quarter ending June 30, 2014 and each fiscal quarter ending thereafter; and

•
a ratio of consolidated debt under the Revolver to consolidated EBITDA of (i) for the Term Loan, not greater than 3.5 to 1.0, and (ii) for the Revolver, if any portion of the Revolver has been drawn, not greater than 3.25 to 1.0 for each fiscal quarter.

The obligations of Eureka Hunter Pipeline under each of the Revolver and the Term Loan may be accelerated upon the occurrence of an Event of Default (as such term is defined in such Eureka Credit Agreement) under such Eureka Credit Agreement. Events of Default include customary events for these types of financings, including, among others, payment defaults, defaults in the performance of affirmative or negative covenants, the inaccuracy of representations or warranties, defaults under the Term Loan (with respect to the Revolver) or the Revolver (with respect to the Term Loan), defaults relating to judgments, material defaults under certain material contracts of Eureka Hunter Pipeline, and defaults by the Company which cause the acceleration of the Company’s debt under its existing MHR Senior Revolving Credit Facility.

Under the Eureka Credit Agreements, (i) Eureka Hunter Pipeline and its subsidiaries have entered into customary ancillary agreements and arrangements, which provide that the obligations under the Eureka Credit Agreement are secured by substantially all of the assets of Eureka Hunter Pipeline and such subsidiaries, consisting primarily of pipelines, pipeline rights-of-way, and gas treating and processing equipment and certain other equipment, and (ii) Eureka Hunter Holdings, the sole parent of Eureka Hunter Pipeline and a majority owned subsidiary of the Company, entered into customary ancillary agreements and arrangements, which granted the lenders under the Eureka Credit Agreements a non-recourse security interest in Eureka Hunter Holdings' equity interests in Eureka Hunter Pipeline.

Availability under the Revolver is subject to satisfaction of certain financial covenants that are tested on a quarterly basis.

On April 2, 2012, Eureka Hunter Holdings closed on the acquisition of certain assets of TransTex.  The working capital and EBITDA associated with the acquired assets are included in the covenant determinations under Eureka Hunter Pipeline’s credit facilities going forward based on amendments to such credit facilities.

At December 31, 2012, the Company was in compliance with all of its covenants, as amended or waived, contained in the Eureka Hunter Pipeline credit facilities. See "Effect of Late SEC Filings on Liquidity and Capital Resources."

Eureka Hunter Pipeline had loans outstanding under this second lien facility of $50.0 million and $31.0 million as of December 31, 2012 and 2011, respectively.

The Amended and Restated Limited Liability Company Agreement of Eureka Hunter Holdings, referred to as the EH Operating Agreement, contains certain covenants that, among other things, restrict the ability of Eureka Hunter Holdings and its subsidiaries, including Eureka Hunter Pipeline and TransTex Hunter, LLC, to, with certain exceptions:

•	incur funded indebtedness, whether direct or contingent;

•	issue additional equity interests;

•	pay distributions to its owners, or repurchase or redeem any of its equity securities;

•	make any material acquisitions, dispositions or divestitures; or

•	enter into a sale, merger, consolidation or other change of control transaction.
Magnum Hunter Second Lien Term Loan Credit Agreement

On September 28, 2011, the Company entered into a Second Lien Term Loan Credit Agreement (the “Second Lien Credit Agreement”) by and among the Company, Capital One, N.A., as Administrative Agent, BMO Harris Financing, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent, BMO Capital Markets Corp. and Capital One, N.A., as Joint Lead Arrangers and Bookrunners, and the lenders party thereto.

The Second Lien Credit Agreement provided for a term loan credit facility (the “Term Loan Facility”) maturing on October 13, 2016, in an aggregate principal amount of $100 million, which was fully drawn on the closing date.

On May 16, 2012, the Company retired the Term Loan Facility using proceeds from the issuance of Senior Notes. In connection with this retirement, the Company wrote off $2.8 million in unamortized deferred financing costs during 2012.

The Company had loans outstanding under the Term Loan Facility of $100.0 million as of December 31, 2011, and the facility was paid off and terminated in May 2012.

MHR Senior Revolving Credit Facility

On April 13, 2011, the Company entered into a Second Amended and Restated Credit Agreement, referred to, as amended, as the MHR Senior Revolving Credit Facility, by and among the Company, Bank of Montreal, as administrative agent, and the lenders party thereto.
The MHR Senior Revolving Credit Facility provides for an asset‑based, senior secured revolving credit facility maturing on April 13, 2016. The MHR Senior Revolving Credit Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves, and based on such redeterminations, the borrowing base may be decreased or may be increased up to a maximum commitment level of $750 million.

As of December 31, 2012, the aggregate borrowing base under this facility was $337.5 million, comprised of a conforming borrowing base of $306.25 million and a non-conforming borrowing base of $31.25 million. Borrowings under the non-conforming borrowing base could not be made unless availability under the conforming borrowing base was fully borrowed. There were no borrowings under the non-conforming borrowing base outstanding at December 31, 2012. On February 25, 2013, pursuant to an amendment to this facility, the non-conforming borrowing base was eliminated, and the conforming borrowing base was increased to $350.0 million. On April 23, 2013, pursuant to a subsequent amendment, the borrowing base was decreased from $350 million to $265 million, effective upon the closing of the Company's sale of 100% of the capital stock of Eagle Ford Hunter, Inc. to Penn Virginia Oil & Gas Corporation. See "Note – 20 Subsequent Events".

The facility may be used for loans and, subject to a $10 million sublimit, letters of credit. The facility provides for a commitment fee of 0.50% based on the unused portion of the borrowing base under the facility.

Borrowings under the facility will, at the Company’s election, bear interest at either: (i) an alternate base rate, or "ABR", equal to the higher of (A) the Prime Rate, (B) the Federal Funds Effective Rate plus 0.5% per annum and (C) the LIBOR for a one month interest period on such day plus 1.00%; or (ii) the adjusted LIBOR, which is the rate stated on Reuters BBA Libor Rates LIBOR01 market for one, two, three, six or twelve months, as adjusted for statutory reserve requirements for Eurocurrency liabilities, plus, in each of the cases described in clauses (i) and (ii) above, an applicable margin ranging from 1.25% to 2.75% for ABR loans and from 2.25% to 3.75% for adjusted LIBO Rate loans.

Upon any payment default, the interest rate then in effect shall be increased on such overdue amount by an additional 2% per annum for the period that the default exists plus the rate applicable to ABR loans.

The MHR Senior Revolving Credit Facility contains negative covenants that, among other things, restrict the ability of the Company to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) make certain restricted payments; (4) change the nature of its business; (5) dispose of its assets; (6) enter into mergers, consolidations or similar transactions; (7) make investments, loans or advances; (8) pay cash dividends, unless certain conditions are met, and subject to a “basket” of $45 million per year available for payment of dividends on preferred stock; and (9) enter into transactions with affiliates. The facility also requires the Company to satisfy certain financial covenants, including maintaining (as defined) (1) a ratio of consolidated current assets to consolidated current liabilities of not less than 1.0 to 1.0; (2) a ratio of EBITDAX to interest expense of not less than 2.5 to 1.0; and (3) a total debt to EBITDAX ratio of not more than (a) 4.75 to 1.0 for the fiscal quarter ended December 31, 2012, (b) 4.50 to 1.0 for the fiscal quarter ended March 31, 2013, (c) 4.25 to 1.0 for the fiscal quarter ending June 30, 2013, and (d) 4.00 to 1.0 for the fiscal quarter ending September 30, 2013 and for each fiscal quarter ending thereafter, unless, in the case of this clause (iv) only, a “material asset sale” shall have occurred during any such fiscal quarter in which case the ratio of total debt to EBITDAX shall not exceed 4.0 to 1.0 for such fiscal quarter. A “material asset sale” is any asset sale resulting in the receipt of net cash proceeds in excess of $15 million, other than asset sales made in the ordinary course of the Company’s and its restricted subsidiaries’ partnership drilling programs. The Company is also limited to certain maximum notional amounts in respect of commodity hedging agreements pursuant to the terms of the facility.

The obligations of the Company under the facility may be accelerated upon the occurrence of an event of default (as such term is defined in the facility). Events of default include customary events for a financing agreement of this type, including, without limitation, payment defaults, defaults in the performance of affirmative or negative covenants, the inaccuracy of representations or warranties, bankruptcy or related defaults, defaults relating to judgments and the occurrence of a change in control of the Company.
Subject to certain permitted liens, the Company’s obligations under the MHR Senior Revolving Credit Facility have been secured by the grant of a first priority lien on no less than 80% of the value of the proved oil and gas properties of the Company and its restricted subsidiaries.

In connection with the facility, the Company and its restricted subsidiaries also entered into certain customary ancillary agreements and arrangements, which, among other things, provide that the indebtedness, obligations and liabilities of the Company arising under or in connection with the facility are unconditionally guaranteed by such subsidiaries.

The Company had loans outstanding under this senior credit facility of $225.0 million and $142.0 million as of December 31, 2012 and 2011, respectively.

Interest Expense

Interest expense includes amortization and write off of deferred financing costs and discount on the Senior Notes in the combined amount of $7.4 million for the year ended December 31, 2012 and amortization and write off of deferred financing costs of $3.6 million, and $1.2 million, for the years ended December 31, 2011, and 2010, respectively. The Company capitalizes interest on expenditures for significant capital asset projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million was capitalized during the year ended 2012. The Company did not capitalize interest in 2011 or 2010.

Effect of Late SEC Filings on Liquidity and Capital Resources
The Company is no longer able to access the capital markets using short-form registration statements or “at-the-market” offerings as a result of certain late filings. The Company's ability to access the MHR Senior Revolving Credit Facility, and for Eureka Hunter Pipeline to access the Eureka Credit Agreements, could be curtailed or eliminated if an uncured cross-default under such facilities results from any uncured “event of default” under the indenture relating to the Company's Senior Notes stemming from its late SEC filings. These adverse impacts from the Company's late SEC filings will be reduced, to some extent, by the net proceeds it received from the Eagle Ford Properties Sale and expected net proceeds in 2013 and 2014 from sales of non-core properties.